SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES EXCHANGE ACT OF 1933
                    Pre-effective Amendment No. ___                         [ ]
                    Post-effective Amendment No. _46_ (File #811-597)       [xx]
                    Registration Statement under the Investment Company
                       Act of 1940 Amendment #37 (File #2-9662)             [xx]

                THE OLD DOMINION INVESTORS TRUST, INCORPORATED
                                110 Bank Street
                            Suffolk, Virginia 23434
                               Phone: 804-539-2396

It is proposed that this filing will become effective
      (check appropriate box)

_xx_  immediately upon filing pursuant to paragraph (b)
____  on (date) pursuant to paragraph (b)
____  60 days after filing pursuant to paragraph (b)
____  On November 15, 1989, pursuant to paragraph (b) of Rule 485-B

* Registrant has elected to register an indefinite number of shares pursuant to Rule 270-24f-S. Last filing was January 10, 1995.

        Pursuant to Rule 404 (c) under the Securities Act of 1933, a cross reference sheet showing the location in the Prospectus of the information called for by the items of Form N-8B-1, is hereby furnished.

Form N-8B-1                                Page Prospectus

Item   3                                         1
       4                                         3,4
       5                                         4
       7                                         4
       8                                         6
      16                                         5
      21                                         9
      22                                         5
      26                                         8
      30                                         7

PROSPECTUS

                                     [LOGO]

                        110 Bank St.,Suffolk, Va. 23434
                           Telephone: (804) 539-2396


     Old Dominion Investors' Trust, Inc. is a diversified open-end Mutual Fund seeking income with long-term growth of capital being a secondary objective. It was organized July 17, 1951, as a Virginia Corporation and is intended as a medium through which investors may receive fulltime supervision of invested funds. The manager is Investors' Security Company, Inc., which receives a management fee of 1/2 of 1% of the average daily net asset calculated annually.

     A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated December 31, 1995 and has been incorporated by reference into this prospectus. A copy of the Statement may be obtained without charge by writing to the Fund at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
     ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
       THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD
                   BE READ AND RETAINED FOR FUTURE REFERENCE.

                THE DATE OF THIS PROSPECTUS IS DECEMBER 31, 1995

SUMMARY OF EXPENSES

     This table is designed to assist shareholders in understanding the various fees and expenses associated with investing in the Company. These are historical expenses; your actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)..........     4.0%(1)
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering
  price)...............................................................................     none
Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable).............................................................     none
Redemption Fees (as a percentage of amount redeemed, if
  applicable)..........................................................................     none
Exchange Fee...........................................................................     none
ANNUAL COMPANY OPERATING EXPENSES (FOR THE YEAR ENDED AUGUST 31, 1995)
(as a percentage of average net assets)
Management Fees........................................................................    0.50%
12b-1 Fees.............................................................................    0.10%
Other Expenses (Audit, legal shareholder services, transfer agent and custodian).......    0.79%
Total Company Operating Expenses.......................................................    1.39%

EXAMPLE                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
You would pay the following total fees and
expenses on a $1,000 investment, assum-
ing (1) 5% annual return(2) and (2) redemp-
tion at the end of each time period.............    $54        $82         $113        $200(3)

    (1) Sales charges are reduced for purchases of $100,000 or more. See "Purchase of Shares".
    (2) Use of this assumed return is mandated by the Securities Exchange Commission and is not intended to be an illustration of past or future investment results.
    (3) These are cumulative totals; the average fees and expenses paid over a 10 year period would be approximately $20 per year.

TABLE OF CONTENTS


Summary of Expenses...........................      2
Financial Highlights..........................      3
Investment Objectives.........................      4
Investment Policy and Restrictions............      4
Manager and Investment Advisor................      5
Dividend Policy and Tax Status................      6
Purchase of Shares............................      6
Right of Accumulation.........................      7
Statement of Intention........................      7
Pricing of Shares.............................      8
Exchange Privilege............................      8
Sales at Net Asset Value......................      9
Redemption of Shares..........................      9
Redemption From Other Funds...................     10
Individual Retirement Account.................     10
Custodian.....................................     11
Stockholders Meeting..........................     11
Dividend Reinvestment Plan....................     11
Systematic Withdrawal Plan....................     11
Brokerage Allocation..........................     11
Call Option Transactions......................     12
Put Option Transactions.......................     13
Financial Statements..........................     14
Application...................................     15

     NUMEROUS INVESTMENT COMPANIES CONTINUOUSLY OFFER THEIR SHARES TO INVESTORS. INVESTMENT COMPANIES HAVE DIFFERENT OBJECTIVES AND TECHNIQUES AND INVOLVE VARYING DEGREES OF RISK. SALES COMMISSIONS WHICH ARE PAID TO COMPENSATE PERSONS WHO SELL THE FUND'S SHARES VARY AS DO MANAGEMENT CHARGES AND EXPENSE RATIOS. FOR THE LAST YEAR, THE FUND'S TOTAL EXPENSES, INCLUDING ADVISORY FEES, WERE APPROXIMATELY 1.39% OF AVERAGE ANNUAL NET ASSETS.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD
YEAR ENDED AUGUST 31,

                                 1995       1994       1993       1992       1991       1990        1989       1988        1987
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
  of period                     $19.64     $20.24     $19.71     $20.09     $18.23     $ 23.49     $20.37     $ 30.97     $27.25
Income from investment
  operations --
  Net investment income           0.68       0.63       0.54       0.71       0.64        0.75       0.67        0.46       0.43
  Net realized and
  unrealized gain (loss) on
  investments                     2.67       0.51       1.39       0.31       2.88      (3.78)       4.37      (5.95)       6.33
    Total from investment
      operations                  3.35       1.14       1.93       1.02       3.52      (3.03)       5.04      (5.49)       6.76
Less distributions --
  Distributions from net
    investment income             0.78       0.64       0.45       0.66       0.71        0.82       0.75        0.43       0.89
  Distributions from
  realized
    gains on investments          0.44       1.10       0.95       0.74       0.95        1.41       1.17        4.68       2.15
  Distributions in excess of
  realized gains on
  investments                     0.25         --         --         --         --          --         --          --         --
    Total distributions           1.47       1.74       1.40       1.40       1.66        2.23       1.92        5.11       3.04
Net asset value, end of
  period                         21.52     $19.64     $20.24     $19.71     $20.09     $ 18.23     $23.49     $ 20.37     $30.97
TOTAL RETURN*                    18.05%      5.92%     10.23%      5.29%     21.09%    (13.87)%     26.29%    (16.84)%     27.34%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)                $7,277     $6,918     $6,718     $6,745     $6,525     $ 6,202     $6,796     $ 5,523     $7,388
Ratio to average net
  assets --
  Exenses                         1.39%      1.33%      1.17%      1.34%      1.33%       1.20%      1.54%       1.66%      1.10%
  Net investment income           3.42%      3.29%      2.69%      2.73%      3.46%       3.69%      3.07%       3.94%      3.42%
Portfolio turnover rate             64%        67%        76%        54%        56%         76%        88%         45%        53%
                               1986
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
  of period                   $22.15
Income from investment
  operations --
  Net investment income         0.77
  Net realized and
  unrealized gain (loss) on
  investments                   5.80
    Total from investment
      operations                6.57
Less distributions --
  Distributions from net
    investment income           0.96
  Distributions from
  realized
    gains on investments        0.51
  Distributions in excess of
  realized gains on
  investments                     --
    Total distributions         1.47
Net asset value, end of
  period                      $27.25
TOTAL RETURN*                  30.67%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)              $5,992
Ratio to average net
  assets --
  Exenses                       1.25%
  Net investment income         3.47%
Portfolio turnover rate           76%

*CALCULATED WITHOUT DEDUCTION OF SALES LOAD.
SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT OBJECTIVES

     The primary investment objective of the Trust is to seek income with long-term growth of capital being a secondary objective. It can only be changed by shareholders approval by a majority of the outstanding voting securities as defined by the Investment Company Act of 1940. All stocks owned by the Trust are listed on the New York Stock Exchange or the American Stock Exchange. The purpose of the Trust is to provide a means by which individual and institutional investors may combine resources in order to participate in the benefits of continuous management and diversification of their invested funds. This method of investing is designed particularly to meet the need of investors who are seeking diversification but who lack sufficient funds, time, or facilities to develop and supervise a small or sizeable investment portfolio. There is no assurance that the Trust's objective can be achieved.

     The Trust does not seek extravagant yields or spectacular profit. It is felt by management that diversification involves the spreading of risk. However, such diversification does not eliminate the risk of investing in equity securities.

     It should be understood by the investor that the funds of the Trust are invested in marketable securities whose prices fluctuate. Therefore, the value of outstanding shares of the Trust are not fixed, but vary with the daily market of those securities which constitute the Trust's Portfolio.
INVESTMENT POLICY AND RESTRICTIONS

     It is the policy of the Trust to remain substantially fully invested in common stock except during periods, which in the judgment of the management, there appears to be danger of important stock market decline. But, pursuant to provisions in the Trust's Charter, the management is required to have a minimum of 50% for the Trust's total assets invested at all times in common stocks.

     The Trust's Charter restricts the investments which can be made by Old Dominion Investors' Trust, Inc. to the below listed specifications:

     1. Funds of the Corporation shall be invested only in common stock, short-term United States Treasury obligations not to exceed ninety-one days maturity, convertible preferred stock, and convertible bonds.

     2. The Trust may write covered listed call options on stocks it has invested in and purchase covering options with respect to options the Trust has written. Refer to Call Option transactions.

     3. The Trust may write put options and purchase options with respect to options the Trust has written. Total liabilities to the Trust from writing put options cannot exceed 10% of the net assets of the Trust at the time the put options are written. Refer to Put Option Transactions.

     4. Funds may also be invested in Corporate Bonds. Bonds selected must be Rated A or better. No percent has been set on the amount of bonds the Trust can hold in its portfolio.

     5. All stocks in which funds are invested must be listed on the New York Stock Exchange or the American Stock Exchange. However, this provision does not include corporate bonds.

     6. Stock investments shall be made only in those stocks which have paid continuous common stock dividends for a period of ten (10) years or longer. This restriction applies to companies and their predecessors.

     7. Not more than twenty-five percent (25%) of the value of the Trust's Portfolio will be concentrated in any one industry.

     8. No more than five percent (5%) of the Trust's total asset value shall be invested in any one stock constituting a part of the Trust's Portfolio. The Trust will not purchase securities in excess of 2% of the total outstanding voting shares of any one issue held in the portfolio.

     9. At no time shall the Trust's Portfolio consist of less than twenty (20) varied securities.

     The management approaches its investment advisory decisions with the essentially long-term point of view of the investor rather than that of the trader, but securities may occasionaly be sold for investment reasons even though they have been held for short periods. Investment reasons for selling for short periods would be rapid appreciation of securities or rapid depreciation of securities because of adverse market conditions.

     The Trust's policy is to limit portfolio turnover to transactions necessary to carry out investment policy, to obtain cash for redemption of its shares and to make changes in its status for the purpose of determining tax liability. The portfolio turnover rate for the last three years was 1993-76%, 1994-67%, 1995-64%. The rate is calculated by dividing the lessor of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities.

MANAGER AND INVESTMENT ADVISOR

     Subject to the control and supervision of the Board of Directors, Investors' Security Company, Inc. has been employed to supervise the investments of the Trust. In addition, the employed management shall furnish the Trust office facilities, attend clerical duties coincident with the Trust's operations, furnish statistical information, compute the net asset value and advisory fee. The investment advisory offices are located at 110 Bank Street, Suffolk, Virginia. Fund Plan Services, Inc. is employed by Investors' Security Co., Inc. to keep the records of shareholders and to be the dividend dispensing agent.

     Under a contract voted and approved on November 14, 1967, by the stockholders, between the Trust and Investors' Security Company, Inc. the Trust agrees to a management fee of 1/8 of one percent (1%) per quarter of the average value of the Trust's net assets. This is an annual rate of one-half (1/2) of one percent. The fee is computed daily and is paid monthly.

     A contract was approved by stockholders on December 12, 1989 and will continue for a period of one year and thereafter, indefinitely from the date of its execution, only so long as such continuance is specifically approved at least annually by (1) the vote of the majority of the Directors of the Trust who are not parties to the Advisory Agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party to the Advisory Agreement, cast in person at a meeting called for that purpose of voting such approval, and (2) either the Board of Directors of the Trust or the vote of the majority (as defined in the Investment Act of 1940) of the outstanding voting securities of the Trust. Under the new contract the fee was the same as the old one. This contract may be terminated at any time without the payment of any penalty by the Board of Directors of the Corporation, or by a vote of majority of the outstanding voting securities of the Corporation, on not more than sixty
(60) days written notice to management. For the last year, the funds total expenses, including advisory fees, were 1.39% of average Annual Net Assets.

     The contract provides that in the event of assignment the contract shall terminate between Investors' Security Co., Inc. and Old Dominion Investors' Trust, Inc.

     Cabell B. Birdsong has been the Portfolio Manager of the Fund since September 1964, and also President of Investors Security Co., Inc., the Investment Advisor to the Fund, since September 1964.

     Mark G. Hollingsworth has been with Investors Security Co., Inc. since 1990, and began as Co-manager of the Fund in June 1993. He is also a Vice President of Investors Security Co., Inc. Mr. Hollingsworth started his career as a financial consultant with a regional broker-dealer in 1985, and has been in the business continuously since that time.

     The names of the principal officers of Investors' Security Company, Inc. are as follows: Cabell B. Birdsong, President and Treasurer; Imogene B. Ramsey, Mark G. Hollingsworth, Vice Presidents; Cabell B. Birdsong owns 100% of the outstanding shares of Investors' Security Company, Inc. and therefore controls the Company. Investors' Security Company, Inc. was incorporated in the State of Virginia on August 28, 1964.

DIVIDEND POLICY AND TAX STATUS

     The Trust's Charter provides that dividends shall be paid from "net income" on or about January 15, May 1, August 1, November 1, of each year to Trust stockholders for record around the close of the 1st day of the preceding month. The amount of such dividends shall be set by the Board of Directors, provided that the dividends shall be so distributed in each year approximately the amount of the "net cash income" received during the year. The dividend may be eligible for the tax dividend exclusion for corporations. For the year August 31, 1995, 78.66% of the ordinary income distributions qualified for the exclusion.

     "Net Cash Income" means the amount of "cash income" remaining after deductions of management expenses, auditing and legal expenses, and taxes (if any). In addition, the Trust may make distributions from any assets legally available, exclusive of unrealized appreciation of assets.

     Old Dominion Investors' Trust, Inc. has qualified as a regulated investment company for the latest fiscal year and meets the diversification of assets and source of income requirements (prescribed by the Internal Revenue Code) and is accorded conduit or "pass through" treatment when at least 90% of its taxable income exclusive of net long-term capital gains, is distributed to shareholders. The Trust will be taxed only on the portion of such income which it retains. In prior years it has been the policy of the Trust to distribute to shareholders 100% of all taxable income. It is the present intention of the Trust to pay 100% of its taxable income to shareholders during the current year. The term "regulated investment company" does not involve supervision of management or investment practices or policies.

     Shareholders receiving a distribution of such income from the Trust shall treat such dividend payments as ordinary income in computation of gross income for tax purposes.

     The Trust also follows the policy of distributing to the shareholders 100% of all net long-term capital gain over its short-term capital loss, if any, except when the Trust has capital loss carryovers. The Tax Reform Act of 1976 permits a Capital loss carryover for a period up to eight years. Such capital gains distributed are not taxable to the Trust but are taxable to the shareholders as a long-term gain. It is the policy of the Trust not to distribute Capital gains when there is a Capital loss carryforward. Shareholders receive a long-term capital gain regardless of the length of time the shareholder has held the stock of the Trust. Advice as to tax status of each year's dividend and distribution will be made annually and sent by mail to the stockholders.

PURCHASE OF SHARES

     Investors' Security Co., Inc. is the Distributor of the Fund. Shares may be purchased at the offering price, which is the net asset value plus a sales charge, through broker-dealers who have sales agreements with the Distributor or through the Distributor. Initial purchases must be $200.00 or more. Subsequent purchases must be in the amount of $25 or more. All shares and fractions will be credited to the shareholder's account. Certificates will be issued only upon written request.

     The offering price is computed at the close of business on the New York Exchange on each day it is open. Such price applies to all purchase orders received from authorized securities dealers by the Distributor that day, provided that orders received after the close of the New York Stock Exchange will receive the closing price only if such orders were received by the securities dealers from the customers prior to such close. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.

     The sales charge varies as follows:

                                                           SALES CHARGE AS         DEALER COMMISSION
                                                            PERCENTAGE OF          AS PERCENTAGE OF
                AMOUNT OF PURCHASE                        NET         OFFERING       THE OFFERING
            AT THE PUBLIC OFFERING PRICE               INVESTMENT      PRICE             PRICE
Less than $100,000.................................       4.17%         4.00%             3.75%
$100,000 to $250,000...............................       3.62          3.50              3.25
$250,000 to $500,000...............................       2.56          2.50              2.25
$500,000 and over*.................................                     none              1.00

* Investors Security Co. will pay a 1% Dealer Commission to the broker/dealers out of its own resources on purchases of $500,000 or more. Redemptions of purchases of $500,000 or more that were purchased at net asset value will be subject to a contingent deferred sales charge of 1% if such redemptions are made within 12 months of purchase. The 1% contingent deferred sales charge would be charged only against the amount of the original investment regardless of any increase or decrease in the value of the investment.

     If shares of the Fund are sold through authorized dealers in the United States, such dealers received a dealers' commission which is shown in the above table. Under certain circumstances, commissions up to the entire sales charge may be reallowed to dealers. Such dealers might be deemed to be underwriters within the meaning of the Securities Act of 1933.

     All orders for the purchase of shares of the Fund are subject to acceptance or rejection by the Distributor in its sole discretion. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Directors whenever in its judgement it is in the best interest of the Fund to do so.

     No sales charge is imposed in the case of shares sold as an investment to officers, directors and bona fide, full-time employees of the Fund, the Manager or Distributor and to certain retirement plans established for employees of affiliated companies. Each such purchaser must give his written assurance that the purchase is for investment and that the Fund's shares will not be resold except through redemption.

RIGHT OF ACCUMULATION

     Pursuant to the Right of Accumulation privilege, investors are permitted to purchase shares at the sale charge applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the funds distributed by the Distributor. To receive the Right of Accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

STATEMENT OF INTENTION

     The reduced sales charges set forth above apply immediately to all purchases where the purchaser has executed a Statement of Intention calling for the purchase within a 13 month period of an amount qualifying for a reduced sales charge. For a description of the Statement of Intention see Part B, the Statement of Additional Information.

PRICING OF SHARES

     In determining asset value, securities are valued at the last sale price during the preceding trading period for securities traded on the New York Stock Exchange or the American Stock Exchange. Where such a sale is lacking, and in the case of all other securities not so traded, the mean of the last bid and ask price is taken. With respect to all assets on which no bid is obtainable, value is determined in good faith by the Board of Directors. From the total value of assets which includes accrued dividends and interest there are deducted all actual and accrued liabilities. The amount of net assets remaining is then divided by the number of shares outstanding to obtain the net asset value per share. After applying selling commission and adjusting any fraction to the next higher cent, the result is the public offering price.

     The fund prices its shares every day Monday through Friday. The fund will not be pricing on holidays such as New Years, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Trust reserves the right at any time to make computations of offering prices at other times, or to suspend offerings entirely.

     Net gain on sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above.

EXCHANGE PRIVILEGE

     Shares of Old Dominion may be exchanged for shares of a money fund now being offered to shareholders, currently Investors Cash Reserve Fund, Inc. which is managed by Capstone Asset Management Company and distributed by Fund/Plan Broker Services, Inc., a non-affiliated investment company, whose shares may be re-exchanged for shares of Old Dominion, each exchange being of the basis of their relative net asset values. Shares of Old Dominion may not be exchanged for shares of the money fund unless the amount exchanged satisfies the minimum investment requirements of the money fund. Minimum initial investment of $1,000 is required with minimum subsequent investments of $50. Investors may redeem shares of Old Dominion by telephone for purposes of exchanging such shares for shares of the currently offered money fund pursuant to prior authorization to the Transfer Agent (Fund Plan Services). Investors should review the Prospectus of the money fund prior to making an exchange. Exchanges may only be made in states where shares of the money fund and Old Dominion are qualified for sale.

     The Shareholder Servicing Agent may charge a fee ($5.00) for each exchange, and investors should note that an exchange may result in recognition of a gain or loss for income tax purposes. Exchange privileges may be suspended by Old Dominion at any time upon notice to shareholders.

     Exchanges may be initiated by writing to the Transfer Agent, which is Fund Plan Services, Inc., P.O. Box 874, Conshohocken, PA 19428, or if the telephone privilege authorization is on file with the Transfer Agent, they can call 1-800-441-6580, toll free, to make the exchange.

SALES AT NET ASSET VALUE

     Shares of the Fund may be sold at net asset value (i.e., without the payment of any sales charge) to:

     1. Current Officers, Directors or Employees of the Fund, Investors Security Co., Inc. or authorized dealers. Net Asset Value sales may also be made to any trust, pension, profit sharing or other benefit plan for such persons mentioned above.

     2. To banks, trust companies, other financial institutions or investment advisers regulated by Federal or State governmental authorities when said institution or adviser is authorized to make investment decisions or otherwise act in a fiduciary capacity on behalf of a client.

     3. The Fund may issue shares at net asset value in connection with the acquisition of, or merger or consolidation with another investment company.

     4. Net asset value purchases may be made with redemption proceeds from other mutual fund complexes on which the investor has paid a front end sales charge within the last three years.

     The sales of shares at net asset value are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares will not be resold except through redemption or repurchase. Investors may be charged a fee in connection with purchases of Fund shares at net asset value on their behalf by an investment adviser or financial institution.

     Forms for this purpose are available from the Fund.

PLAN OF DISTRIBUTION

     The company has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the company under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

REDEMPTION OF SHARES

     By Mail -- The Company will redeem its shares, upon tender in proper form, at the net asset value next determined after receipt by the Transfer Agent which is Fund Plan Services, Inc., 19428 Elm Street, P.O. Box 874, Conshohocken, PA 19428. There is no charge for redemption of shares tendered directly to the Transfer Agent. Shares registered in a broker's street name account must be redeemed through the broker. Proper tender of certificate shares requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the certificates. Shares for which certificates have not been issued may be tendered for redemption upon written request bearing the signatures of the registered shareholders. SIGNATURES MUST BE GUARANTEED BY A NATIONAL BANK OR OTHER BANK INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION; OR BY A SAVINGS AND LOAN

ASSOCIATION INSURED BY THE FEDERAL SAVINGS AND LOAN INSURANCE CORPORATION; OR BY A MEMBER FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. THE COMPANY RESERVES THE RIGHT, IN EXTRAORDINARY CASES, TO SPECIFY THAT SIGNATURES BE GUARANTEED BY A NATIONAL BANK OR OTHER BANK WHICH IS INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY A MEMBER FIRM IN GOOD STANDING OF A UNITED STATES STOCK EXCHANGE. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentation may be required for redemption of shares held in corporate partnership or fiduciary accounts. The Transfer Agent will not mail redemption proceeds until checks (including certified or cashier's checks) received for shares purchased have cleared (normally not more than 15 days). Because the Company's net asset value fluctuates, reflecting the market value of securities owned, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

     Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds will be paid on or before the seventh day following receipt of proper tender.

     Through a Securities Dealer -- A shareholder may redeem shares through any securities dealer. Securities dealers may charge a service fee for handling redemption transactions placed through them.

     Reinstatement Privilege -- Shareholders may reinstate redemption proceeds at net asset value (without sale charge) in shares of the Company. The Transfer Agent must receive within 30 days after the date of the redemption both a written request for reinstatement and a check not exceeding the redemption proceeds. The reinstatement purchase will be made at the net asset value per share next determined after such receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified for tax purpose by such exercise.

INDIVIDUAL RETIREMENT ACCOUNT

     Individuals may establish their own tax sheltered Individual Retirement Account, (IRA). Regardless of income, individuals who are not covered by another qualified retirement plan can still deduct the full amount of an IRA contribution up to $2,000 annual -- $2,250 for married taxpayers when one spouse has income of $250 or less. Even if they are covered by another retirement plan, single taxpayers with incomes of $25,000 or less, and married taxpayers with income of $40,000 or less can still deduct the full amounts specified above. Taxpayers who are covered by another retirement plan whose incomes are above these levels by less than $10,000 can deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

The table below shows the deductibility of IRA contributions for a range of incomes.

                       DEDUCTIBILITY OF IRA CONTRIBUTIONS


       INCOME            AMOUNT OVER     NONDEDUCTIBLE      MAXIMUM
 SINGLE      MARRIED     $25,000/40,000   PERCENTAGE       DEDUCTION

$25,000      $40,000             0              0           $ 2,000
 27,500       42,500       $ 2,500             25             1,500
 30,000       45,000         5,000             50             1,000
 35,000       50,000       $10,000            100                 0

     It is suggested that participants consult with a competent tax advisor before entering the plan. Participants have the right to revoke the plan for seven (7) days after they have entered the plan and receive their full purchase back. However, if participants have received copies of IRA plan 7 days in advance of their purchase then they do not have the right for a refund.

     For further details including custodian/trustee fees, see the Old Dominion Investors' Trust, Inc. Individual Retirement Account (Terms and Conditions) and Application available from the Distributor, which is Investors' Security Company, Inc., 110 Bank Street, Suffolk, Virginia 23434.

CUSTODIAN

     United Missouri Bank, 928 Grand Ave., Kansas City, MO 64141 serves as custodian.

STOCKHOLDERS' MEETING

     Old Dominion Investors' Trust is not required to hold an annual meeting in any year in which the election of directors is not required to be held under the Investment Company Act of 1940. When an annual meeting is required under the Investment Company Act of 1940, this corporation shall notify stockholders of the existence of such meeting in the manner provided for special meetings and shall conduct the meeting in the principal office of the corporation in Suffolk, Virginia, at 8:00 P.M. on the second Monday of November of such year, if not a legal holiday, but if a legal holiday, then on the day following, or on any other date identified in the notice sent to each stockholder.

DIVIDEND REINVESTMENT PLAN

     The Trust offers a plan whereby all income dividends and capital gains distributions can be reinvested to purchase additional shares of the Trust at net asset value. No sales charge is made on any such reinvestment. The investors, who participate in this plan, may instruct Fund Plan Services, Inc., P.O. Box 874, Conshohocken, PA the transfer agent in writing at least 7 days prior to any record date to remit to him such cash dividend and distributions. The investors should bear in mind that, as with all other types of investments in securities, these plans do not assure a profit and do not protect against depreciation in declining markets.

SYSTEMATIC WITHDRAWAL PLAN

     There is available to shareholders a Systematic Withdrawal Plan under which a fixed sum may be paid regularly to shareholders who purchase or already own $10,000.00 or more Trust shares at the current offering price.

     Depending upon the size of the payments requested and the fluctuations of the market price of the underlying portfolio securities, redemptions for the purpose of making such payments may reduce or even use up the investment. Withdrawals, in this or any other investment company, concurrently with purchase of shares, will ordinarily be disadvantageous to the investors because of payments of duplicative distribution charges.

BROKERAGE ALLOCATION

     It is the primary consideration of the Trust to obtain the best price on its portfolio actions. However, subject to this policy it is the intent of the Trust's investment advisor, Investors' Security Co., Inc. to direct portfolio securities transactions to broker-dealers who are furnishing to the investment advisor, statistical or research information.

     The Investment Advisor, Investors' Security Co., is authorized by the Trust to use its own discretion in allocating brokerage business to broker-dealer firms furnishing statistical and research information Investors' Security Co., Inc. acting as broker, received $59,851 in brokerage commissions from portfolio transactions for the year ended August 31, 1995. The commission paid to Investors' Security Co., Inc. represents a commission that is fair compared to the commission fee or other remuneration received by other broker-dealers in connection with comparable securities being traded on a securities exchange during a comparable period of time.

     The Trust's investment advisor has no way of determining the approximate value of the services of broker-dealers who provide statistical and research information, except that such services are furnished to the investment advisor. While the information may be useful, it does not materially affect or reduce expenses.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Advisor may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute Fund securities transactions when it is believed that this can be done without causing the Fund to pay more in brokerage commissions than it would otherwise.

     It is the intention of the Trust to allocate brokerage in the future in the same manner that it has in the past. The Trust will attempt to get the best price of execution.

CALL OPTION TRANSACTIONS

     The Trust may write covered listed call options and may repurchase call options with respect to call options the Fund has written.

     The Trust will retain such stock until the option expires or is exercised or repurchases a call option it has written.

     A covered call option means that the Trust owns 100 shares of the underlying stocks for each option it has written on that stock. Only stocks that are listed on an organized exchange can be optioned. There is no percentage limitation on the securities that can be written.

     By writing an option on its portfolio securities the Trust agrees to sell 100 shares of common stock the ("Optional Stock") held in its portfolio at a specified price ("strike price") prior to a specified date (the "expiration date") if the option is exercised by the purchaser. The purchaser of an option written by the Trust pays a sum of cash called a premium. The amount of premium received for the sale of a listed option is determined like the price of any other security which is listed on an exchange; that is, on a bid and ask basis.

     If at or near the expiration date (listed options generally have durations of 3, 6 or 9 months) of an option the market price of the optioned stock exceeds the strike price of the options, the option holder must pay to the Trust the strike price and the Trust must thereupon deliver the optioned stock to the purchaser unless the Trust has purchased a covering option (an option with an identical strike price, expiration date and for the same stock as an option which the Trust has written). A covering option must be purchased before the option is exercised. A covering option would be purchased if the trust wished to cancel its pre-existing obligation.

     In purchasing a Covering option the premium received would be reduced by the cost of the covering option.

     If the premium received by the Trust and the strike price exceed the Trust's basis in the optioned stock (its cost), the Trust will earn a profit on the transaction. If the market price of the optioned stock fails to exceed the strike price of the option by the expiration date, the option will expire unexercised.

     With respect to the writer of a Call Option, the Internal Revenue Service has ruled as follows:

     1. The premium received for writing the Option is not included in income at the time of receipt, but is carried in a deferred account until the writer's obligation expires through the passage of time, until the writer sells the underlying stock pursuant to the exercise of a Call, or until the writer engages in a closing transaction.

     2. If the obligation of a writer of an Option expires through the passage of time, the premium constitutes short-term capital gain upon such expiration.

     3. If the Option is exercised, the premium received is treated as part of the proceeds of the sale of the underlying stock. Gain or loss on such sale is capital gain or loss, and is short-term or long-term, depending upon the holding period of the stock involved.

     4. If the writer of an Option engages in a closing transaction by payment of an amount equivalent to the value of the Option at the time of such payment, the difference between the amount so paid and the premium received constitutes short-term capital gain or loss.

     The earning power of the Trust's portfolio of securities will be increased to the extent that options are written by the Trust regardless of whether the option is exercised. When options written by the Trust are exercised, the Trust may lose an opportunity to profit fully from a rise in the market of the optioned stock. This would be the case where, for example, the option is exercised and the market price of the optioned stock exceeds the strike price plus the premium received by the Trust for writing the option. The Board of Directors may authorize the Trust to purchase covering options when management deems it advisable. There may be times that options the Trust wishes to repurchase are not available. Brokerage Commission on options are proportionately higher than on stocks.

     The Trust will cover its options by delivering to the Broker who is handling the transaction escrow receipts.

PUT OPTION TRANSACTIONS

     The Trust may write Put Options and may repurchase Put Options with respect to Put Options the Trust has written. A Put Option means that the Trust will purchase the underlying stock of each Option it has written on that stock. Only stocks that are listed on an organized exchange can be optioned. Total liabilities to the Trust from writing Put Options cannot exceed 10% of the net assets of the Trust at the time the Put Options are written.

     By writing Put Options, the Trust, in effect agrees to purchase 100 shares of common stock (the "Optioned Stock") at a specified price (strike price) to a specified date (expiration date) if the Option is exercised by the purchaser. The purchaser of the Put Option written by the Trust pays the Trust a sum of cash called a premium. The amount of premium received for the sale of a listed Option is determined like the price of any other security which is listed on an exchange; that is, on a bid and ask basis. Put Options are currently listed on the various option exchanges.

     If at or near the expiration date (listed Options generally have duration of 3, 6 and 9 months) of an Option the market price of the Optioned stock is below the strike price of the Option, the Option will be exercised and, in that event, the Trust must pay the purchaser of the Option the strike price, unless the Trust has purchased a covering option (an option with identical strike price, expiration date and for the same stock as an Option which the Trust has written). If the Trust wishes to purchase a covering Option it must be purchased prior to the assignment of an exercise notice. An exercise notice is assigned by the Clearing Corporation.

     With respect to the writer of a Put Option, the Internal Revenue Service has ruled as follows:

     1. The premium received for writing the Option is not included in income at the time of receipt, but is carried in a deferred account until the writer's obligation expires through the passage of time, until the writer purchases the underlying stock pursuant to the exercise of a Put, or until the writer engages in a closing transaction.

     2. If the obligation of a writer of an Option expires through the passage of time, the premium constitutes short-term capital gain upon such expiration.

     3. If the Option is exercised, the premium received is treated as a reduction in the cost of the underlying stock. Gain or loss on such sale is capital gain or loss, and is short-term or long-term, depending upon the holding period of the stock involved.

     4. If the writer of an Option engages in a closing transaction by payment of an amount equivalent to the value of the Option at the time of such payment, the difference between the amount so paid and the premium received constitutes short-term capital gain or loss.

     The earning power of the Trust Portfolio of securities will be increased to the extent that Put Options written by the Trust expire unexercised. Premiums received for writing Put Options are retained by the Trust regardless of whether the Option is exercised. When Put Options written by the Trust are exercised, the net cost to the Trust of acquiring the stock at the exercise price may be substantially above the market price prevailing at the time the Put is exercised. This would be the case where, for example, the Option is exercised and the market price of the Optioned stock is below the strike price less the premium received plus transaction costs. In this case the Trust would incur a loss.

     The Board of Directors may authorize the Trust to purchase covering Put Options when management deems it advisable. There may be times that Put Options the Trust wishes to repurchase are not available. Brokerage commissions on Options are proportionately higher than on stocks.

     In order to write put options a segregated account will be maintained with the custodian consisting of cash, U.S. Government Securities, or high grade debt securities equal to the option price; i.e., the price at which the securities underlying the options may be sold to the trust.

FINANCIAL STATEMENTS

     The financial statements appearing in the Fund's Annual Report to shareholders and the report of Tait Weller & Baker, independent certified public accountants, on the Annual Report are incorporated by reference in this prospectus.

                      OLD DOMINION INVESTORS' TRUST, INC.
                                110 BANK STREET
                            SUFFOLK, VIRGINIA 23434
                              PHONE (804) 539-2396

                                   Custodian
                              UNITED MISSOURI BANK
                                928 Grand Avenue
                          Kansas City, Missouri 64141

                                    Counsel
                               KAUFMAN & CANOLES
                               NationsBank Center
                                 P.O. Box 3037
                               Norfolk, VA 23514

                                    Auditors
                             TAIT, WELLER AND BAKER
                        Two Penn Center Plaza, Suite 700
                          Philadelphia, Pa. 19102-1707

                              Manager, Underwriter
                       INVESTORS' SECURITY COMPANY, INC.
                                110 Bank Street
                            Suffolk, Virginia 23434
                             Phone: (804) 539-2396

                                 Transfer Agent
                            FUND/PLAN SERVICES, INC.
                                19428 Elm Street
                                  P.O. Box 874
                        Conshohocken, Pennsylvania 19428
                             Phone: (215) 834-3400



                                     [LOGO]


                                   PROSPECTUS


                               December 31, 1995

                       OLD DOMINION INVESTORS TRUST, INC.
                                110 Bank Street
                               Suffolk, VA 23434

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 31, 1995


This Statement of Additional Information is not a Prospectus, but should read in conjunction with the current Prospectus for Old Dominion Investors' Trust, Inc., dated December 31, 1995 (the Prospectus). A copy of the Prospectus may be obtained by writing the Underwriter, Investors Security Co., Inc., 110 Bank Street, Suffolk, VA 23434, or by calling (804) 539-2396.


                               TABLE OF CONTENTS

Investment Objectives and Policies                      3
Management of the Fund                                  4
Control Persons & Principal Holders of Securities       4
Investment Advisory and Other Services                  5
Brokerage Allocation                                    6
Capital Stock and Other Securities                      7
Purchase, Redemption and Pricing of Securities
   Being Offered                                        7
   Purchase                                             7
   Redemption                                           7
   Pricing                                              8
Right of Accumulation                                   9
Letter of Intention                                     9
Tax Status                                             10
Underwriters                                           11
Financial Statements                                   11

INVESTMENT OBJECTIVES AND POLICIES

        It is the policy of the Trust to remain substantially fully invested in common stock except during periods, which in the judgment of the management, there appears to be danger of important stock market decline. But, pursuant to provisions in the Trust's Charter, the management is required to have a minimum of 50% for the Trust's total assets invested at all times in common stocks.

        Investors should refer to the nine Charter restrictions of investments that can be made in Old Dominion Investors' Trust, Inc. that are listed in the Prospectus under the heading "Investment Policies and Restrictions".

        The Board of Directors of the Fund has set a restriction saying that not more than 50% of the Fund's portfolio can be optioned at any one time. This restriction can be changed at any time by the Board.

        The Prospectus describes the policy of the Fund with respect to the following activities:

        1.  The issuance of senior securities;

        2.  Purchases on margin and the writing of put and call options;

        3.  Underwriting of securities of other issues;

        4. The concentration of investments in a particular industry or group of industries;

        5.  The purchase or sale of real estate;

        6.  The making of loans to any person;

        The Trust Shall Not:

        (1) Participate in the underwriting of securities of other issues.

        (2) Purchase real estate.

        (3) Make loans to any person, (Purchase of a portion of an issue of publicly distributed debt securities will not be considered the making of a loan).

        (4) The purchase or sale of commodities or commodity contracts.

        (5) Will not invest in any other investment company.

        (6) The Trust will not invest in companies for the purpose of exercising control of management.

        (7) The Trust cannot borrow more than 33 1/3 of its total assets (including the amount borrowed) taken at market or other fair value less liabilities. Investment borrowings will be made from banks only. Any gains made with the additional borrowed money in excess of interest will cause net asset value to rise faster than otherwise. If the performance of the additional securities purchased fails to cover the cost, including interest paid on money borrowed, the net asset value will decrease faster than normal. This is called leverage. If, due to market fluctuations or other reasons, the value of the Company's assets falls below the coverage requirement of the statute, the company, within 3 business days, will reduce its bank debt to the extent necessary. To do this, the Company may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Also, the Trust may not directly or indirectly pledge its assets, except that, subject to any applicable limitations under rules promulgated by the Federal Reserve Board, the Trust may pledge up to 15% of its gross assets, taken at cost, to secure borrowings made within the foregoing limitation and for temporary or emergency purposes, which do not exceed 5% of the gross assets of the Trust, taken at the lesser of cost or market or other fair value. The Trust does not intend to borrow money during this fiscal year.

        The investment policies in this paragraph cannot be changed except by vote of two-thirds (2/3) of the total outstanding stock and amendment to the charter.

MANAGEMENT OF THE FUND

Name &                      Position(s) Held                Principal Occupation
Address                     With Registrant                 During Past 5 years

*James F Hope               President & Director            Retired
**704 Jones Street
Suffolk, VA 23434

Frank M. Rawls              Assistant Secretary             Attorney at Law
1235 Murphys Mill Rd.       Director
Suffolk, VA 23434

**Cabell B. Birdsong        Secretary & Treasurer           President
110 Bank Street             Director                        Investors
Suffolk, VA 23434                                           Security Co.

Peter D. Pruden, III        Director                        Vice President
1201 N. Main Street                                         Smithfield
Suffolk, VA 23434                                           Companies

**William B. Ballard        Director                        Investments
1215 River Road             Vice President
Suffolk, VA 23434

James F. Briggs, Jr.        Director                        Franklin
131 Crescent Dr.                                            Equipment Co.
Franklin, VA 23851

E. Grier Ferguson           Director                        Attorney at Law
332 W. Constance Road
Suffolk, VA 23434


*Interested Directors
**Investment Committee Members

        The foregoing Directors and/or Officers have served in their principal occupations as listed for the past five years or longer. There is no relationship by blood, marriage, or adoption among the foregoing Directors and/or Officers.

        Directors are compensated at $135 for each meeting they attend. Total Directors' fees were $9,355.00 for the year.

        During the registrant's last fiscal year, no Director and/or Officer received remuneration in excess of $60,000 for services in all capacities.

CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES

        The Fund does not know any person who owns more than five percent (5%) of any class of the Fund's equity securities.

        The Fund has no knowledge of any person who owns beneficially more than five percent (5%) of the Fund's equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES

        The Investment Advisor is Investors Security Co., Inc. Cabell B. Birdsong is President. Mr. Birdsong is the Assistant Secretary of the Fund and thus is an affiliated person. He owns 100% of the Investment Advisory Co. The Investment Advisory Agreement calls for a management fee of 1/2 of 1 percent. The fee is computed daily and is paid monthly. The Investment Advisor received for services as Manager and Investment Advisor the sums of $34,304.00; $33,658.00; and $33,104.00 for the years 1995; 1994; 1993 respectively.

        There is no expense limitation.

        The Investment Advisor provides the following services to the Fund: occupancy and office rental; clerical bookkeeping; determination of offering and redemption prices; trading department; prospectus preparation and printing.

        The Investment Advisor does not provide accounting services of independent auditors, services of outside counsel, registration and filing fees, stationery supplies and printing, salaries and compensation of the Fund's interested and non-interested Directors, salaries and compensation of the Fund's Officers who are not Directors, and reports to shareholders.

        The company has a plan of distribution of "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the company under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). During the year ended August 31, 1995, all of the payment made pursuant to the 12b-1 Plan, amounting to $7,159, were for service fees.

        Investment Advice is received from Merrill Lynch, Dean Witter, Wheat First Securities, and Paine Webber. Reports as to the market and specific recommendations are provided to the Investment Advisor and are paid for through brokerage commissions. Such information is helpful. However, the final determination of what stock to buy and sell is made only by the Investment Advisor and the Investment Committee.

BROKERAGE ALLOCATION

        It is the primary consideration of the Trust to obtain the best price on its portfolio actions. However, subject to this policy, it is the intent of the Trust's Investment Advisor, Investors Security Co., Inc., to direct portfolio securities transactions to broker-dealers who are furnishing to the Investment Advisor statistical or research information.

        The total dollar amount of brokerage fees paid by the Trust on purchase and sale of the Trust's portfolio securities for the latest fiscal year was $72,000.00. Of this amount 16.9% was placed in consideration for research or other services.

        The Investment Advisor, Investors Security Co., Inc., is authorized by the Trust to use its own discretion in allocating brokerage business to broker-dealer firms furnishing statistical and research information. Investors Security Co., Inc., acting as broker, received $59,851.00 for brokerage commissions from portfolio transactions for the year ended August 31, 1995. The commission paid to Investors Security Co., Inc. represents a commission that is fair compared to the commission fee or other remuneration received by other broker-dealers in connection with comparable securities being traded on a securities exchange during a comparable period of time.

        The Board of Directors authorized the Investment Advisor to use its own discretion in allocating brokerage business.

        The Investment Advisor discounts its commission 35% on all orders, whereas other non-affiliated broker-dealers discount their commission 25%. All security orders affected by the Investment Advisor are presented quarterly to the Board of Directors for their knowledge, approval and reasonableness.

        Brokers are selected to effect security transactions for the Fund by their ability to handle the transaction and their investment advice.

        The Trust's Investment Advisor has no way of determining the approximate value of the service of the broker-dealers who provide statistical and research information, except that such services are furnished to the Investment Advisor. While the information may be useful, it does not materially affect or reduce expenses.

        It is the intention of the Trust to allocate brokerage in the future in the same manner that it has in the past. The Trust will attempt to get the best price execution.

        Brokerage fees for the last three years are:

        1993 - $96,000; 1994 - $84,000; 1995 - $72,000

CAPITAL STOCK AND OTHER SECURITIES

        The Fund has only one class of stock, common stock. Each share is entitled to one vote and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

        PURCHASE - Investors Security Co., Inc. is the Distributor of the Fund. Shares may be purchased at the offering price, which is the net asset value plus a sales charge, through broker-dealers who have sales agreements with the Distributor or through the Distributor. Initial purchases must be $200 or more. Subsequent purchases must be in the amount of $25 or more.

        The offering price is computed at the close of business on the New York Stock Exchange on each day it is open. Such price applies to all purchase orders other than for investment plans received from authorized securities dealers by the Distributor that day, provided that orders received after the close of the New York Stock Exchange will receive the closing price only if such orders were received by the securities dealers from the customers prior to such close. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.

        REDEMPTION - Trust stock certificates which are presented in proper form to the Fund/Plan Services, 19428 Elm Street, P.O. Box 874, Conshohocken, PA 19428, will be redeemed for cash. Stock certificates must be signed and stockholders signatures must be guaranteed by a bank, a member of a national securities firm or by Investors Security Co., Inc. Stockholders who wish to redeem shares that are held by the Custodian, need only inform the Transfer Agent by letter. The redemption price will be the net asset value determined as of the close of the New York Stock Exchange on the day of the tender for shares tendered prior to 4:00 P.M. New York time and on any other day in which there is a sufficient degree of trading in the investment company's portfolio securities that the current net asset value of the investment company's redeemable securities might be materially effected by changes in the value of the portfolio securities. Payment of the redemption price must be made within seven (7) days from the date of tender. The redemption price may be more or less than the original purchase price, depending upon the net asset value of the shares determined in the manner set forth in "Pricing and Sales of Shares".

        If a shareholder uses the services of a broker-dealer, there may be a charge to the shareholder for such services.

        The funds will not suspend the right of redemption or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven (7) days after the tender of such security to the company or its agent for that purpose for the redemption except
--

        1. for any period (A) during which the New York Stock Exchange is closed other than customary week-end and holiday closing or (B) during which trading on the New York Stock Exchange is restricted;

        2. for any period which an emergency exists as a result of which (A) disposal by the company of securities owned by it is not reasonably practicable for such company to determine fairly the value of its net assets; or

        3. for such other periods as the Commission may by order permit for the protection of security holders of the company.

        Trust certificates may be presented for redemption at the offices of Trust's Management. Whenever sufficient cash funds are not available to redeem presented certificates, a portion of the Trust's assets may be hypothecated as security for a short-term loan in order to provide sufficient cash to fully redeem presented stock certificates.

        PRICING - In determining asset value, securities are valued at the last sale price during the preceding trading period for securities traded on the New York Stock Exchange or the American Stock Exchange. Where such a sale is lacking, and in the case of all other securities not so traded, the mean of the last bid and ask price is taken. With respect to all assets on which no bid is obtainable, value is determined in good faith by the Board of Directors. From the total value of assets, which includes accrued dividends and interest, there are deducted all actual and accrued liabilities. The amount of net assets remaining is then divided by the number of shares outstanding to obtain the net asset value per share. After applying the selling commission and adjusting any fraction to the next higher cent, the result is the public offering price.

        The Trust reserves the right at any time to make computations of offering prices at other times, or to suspend offerings entirely.

RIGHT OF ACCUMULATION

        The graduated sales charges listed above may be applied to any subsequent purchases of shares of the Fund when the investor has after any purchase, an aggregate investment of $10,000 or more in shares of the Fund. If, for example, the investor has previously purchased or acquired and still holds Fund shares with a cost or current value at offering price of $90,000 on which he paid a charge of 4.00% of public offering price and subsequently purchased $10,000 of additional Fund shares, the charge applicable to the $10,000 purchase would be 3.5% of the public offering price. The investor qualifies for the selling commission applicable on orders of $100,000 to $250,000. The Trust must be promptly notified of each sale which entitles a shareholder to a reduced sales charge.

LETTER OF INTENTION

        Reduced sales charges are applicable to purchase aggregating $100,000 or more of the shares of the Fund or any other investment company with a sales charge for which the Distributor acts as the distributor made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not a binding obligation to purchase any amount of shares, however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90 day period. The value of shares of the Fund and of other investment companies with a sales charge for which the Distributor acts as the distributor presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter, will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $100,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Shares equal to five percent of the intended amount will be held in escrow during the thirteen month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be five percent of the dollar amount of such letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter.

TAX STATUS

        The Trust's Charter provides that dividends shall be paid from "net income" on or about January 15, May 1, August 1, and November 1 of each year to the Trust stockholders of record around the close of the 15th day of the preceding month. The amount of such dividends shall be set by the Board of Directors, provided that they shall be so distributed in each year approximately the amount of the "net cash income" received during the year. The dividend may be eligible for the tax dividend exclusion. For the year August 31, 1995, 78.66% of the ordinary income distribution qualified for the exclusion.

        "Net Cash Income" means the amount of "cash income" remaining after deductions of management expenses, auditing and legal expenses, and taxes (if any). In addition, the Trust may make distributions from any assets legally available, exclusive of unrealized appreciation of assets.

        Old Dominion Investors' Trust, Inc. has qualified as a regulated investment company for the latest fiscal year and meets the diversification of assets and source of income requirements (prescribed by the Internal Revenue
Code) and is accorded conduit or "pass through" treatment when at least 90% of its taxable income exclusive of net long-term capital gains, is distributed to shareholders. The Trust will be taxed only on the portion of such income which it retains. In prior years, it has been the policy of the Trust to distribute to shareholders 100% of all taxable income. It is the present intention of the Trust to pay 100% of its taxable income to shareholders during the current year. The terms "regulated investment company" does not involve supervision of management or investment practices or policies.

        Shareholders receiving a distribution of such income from the Trust shall treat such dividend payments as ordinary income in computation of gross income for tax purposes.

        The Trust also follows the policy of distributing to the shareholders 100% of all net long-term capital gain over its short-term capital loss, if any, except when the Trust has capital loss carryovers. The Tax Reform Act of 1976 permits a Capital loss carryover for a period up to eight years. Such capital gains distributed are not taxable to the Trust, but are taxable to the shareholders as a long-term gain. It is the policy of the Trust not to distribute Capital gains when there is a Capital loss carry forward. Shareholders receive a long-term gain regardless of the length of time the shareholder has held the stock of the Trust. Advice as to tax status of each year's dividend and distribution will be made annually and sent by mail to the shareholders.

UNDERWRITERS

        Investors Security Co., Inc. is the principal underwriter of the Fund.

                  Net
Name of           Underwriting       Compensation                    Other
Principal         Discounts and      on Redemption     Brokerage     Compen-
Underwriter       Commissions        and Repurchases   Commissions   sations

Investors         $11,363                   0          $72,000          0
Security Co.
Inc.

FINANCIAL STATEMENTS

        The statements required in this section are included in Part C of the Registration Statement.


                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(2) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission, heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 (and) (or) the Investment Company Act of 1940, the Registrant (certifies that it meets all of the requirements for effectiveness of this Registrant Statement pursuant to rule 465(b) under the Securities Act of 1933 and) has duly caused this Registration Statement to be signed on its behalf by the State of Virginia on the 9th day of January 1996.

                                              OLD DOMINION INVESTORS TRUST, INC.

                                              /s/ James F. Hope
                                              James F. Hope, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ James F. Hope
James F. Hope, President, Director            January 9, 1996

/s/ Frank M. Rawls
Frank M. Rawls, Asst. Sec/Director            January 9, 1996

James F. Briggs, Jr., Director                Date

/s/ E. Grier Ferguson
E. Grier Ferguson, Director                   January 9, 1996

/s/ William B. Ballard
William B. Ballard, Vice Pres., Dir.          January 9, 1996

/s/ Peter D. Pruden, III
Peter D. Pruden, III, Director                January 9, 1996

/s/ Cabell B. Birdsong
Cabell B. Birdsong, Sec./Treas./Dir.          January 9, 1996

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          We have issued our report dated September 27, 1995 accompanying the August 31, 1995 financial statements of Old Dominion Investors' Trust, Inc. which are incorporated by reference in Part B of the Post-Effective Amendment to this Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus.



                                         /s/ Tait, Weller & Baker
                                         TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JANUARY 10, 1996

                       [TAIT, WELLER & BAKER LETTERHEAD]



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
OLD DOMINION INVESTORS' TRUST, INC.
SUFFOLK, VIRGINIA

          We have audited the accompanying statement of assets and liabilities of Old Dominion Investors' Trust, Inc., including the portfolio of investments and schedule of option contracts written, as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the seven years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Old Dominion Investors' Trust, Inc. for each of the three years in the period ended August 31, 1988 were audited by other auditors whose report dated November 15, 1988, expressed an unqualified opinion on the financial highlights.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. Where brokers did not reply to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Dominion Investors' Trust, Inc. as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the seven years in the period then ended in conformity with generally accepted accounting principles.


                                                 /s/ Tait, Weller & Baker

                                                 TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
SEPTEMBER 27, 1995

                         [KAUFMAN & CANOLES LETTERHEAD]




                                October 26, 1995


Board of Directors
The Old Dominion Investors Trust, Inc.
110 Bank Street
Suffolk, Virginia 23434

                             REGISTRATION STATEMENT
                                FILE NO. 2-9662


Gentlemen:

          The Old Dominion Investors Trust, Incorporated (the "Trust") has registered certain shares of Common Stock with the Securities and Exchange Commission under the above-referenced Registration Statement. This Registration Statement involves the continuing sale of Common Stock by filing post-effective amendments to keep said statement current.

          We have acted as special counsel for the Trust and in this connection have reviewed (a) the Registration Statement, (b) the Trust's Articles of Incorporation, as amended, and Bylaws, as amended, (c) certain records of the Trust's corporate proceedings as reflected in its minute and stock books and (d) a certificate of the Trust's investment adviser. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original of all documents submitted to us as copies thereof.


          During the fiscal year ended August 31, 1995, 17,252 shares of Common Stock were issued and sold and 48,082 shares were redeemed thereby resulting in a net decrease of 30,830 outstanding shares. As of the end of the most recent fiscal year, there remains a total of 161,796 shares of Common Stock authorized and available for sale by post-effective amendment.

          Based upon the foregoing, it is our opinion that the 17,252 shares of Common Stock issued and sold during the last fiscal year ended August 31, 1995, under the above-referenced Registration Statement, are legally issued, fully paid and nonassessable shares of Common Stock of the Trust.

          We hereby consent to the filing of this opinion and the use of our name in the post-effective amendment to the subject Registration Statement.

                                           Very truly yours,

                                           /s/ Kaufman & Canoles

                                           KAUFMAN & CANOLES